UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


 Date of Report (Date of Earliest Event Reported): May 19, 2005
                                                   --------------

                           ENNIS, INC.
-----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          TEXAS                 1-5807           75-0256410
-----------------------------------------------------------------
(State or other Jurisdiction  (Commission    (I. R. S. Employer
     of incorporation)        File Number)   Identification No.)



     2441 Presidential Pkwy, Midlothian, Texas       76065
-----------------------------------------------------------------
     (Address of principal executive offices)      (Zip Code)


                         (972) 775-9801
-----------------------------------------------------------------
         (Registrant's telephone number, including area code)


-----------------------------------------------------------------
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[]Written   communications  pursuant  to  Rule  425   under   the
  Securities Act (17 CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the  Exchange
  Act (17 CFR 240.14a-12)
[]Pre-commencement  communications  pursuant  to  Rule   14d-2(b)
  under the Exchange Act (17 CFR 240.14d-2(b))
[]Pre-commencement  communications  pursuant  to  Rule   13e-4(c)
  under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------
Item 7.01 Regulation FD Disclosure
          ------------------------
          The following information is furnished pursuant to Item
          2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

          On May 18, 2005, Ennis, Inc. issued a press release elaborating on internal control issues disclosed in its recently filed Form 10-K results. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------
          Exhibit  99      Press  release  dated  May  18, 2005,
                           Ennis  elaborated  on  its   Internal
                           Control Issues.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENNIS, INC.


Date:  May 19, 2005             /s/ Harve Cathey
       ------------             ---------------------------------
                                Harve Cathey
                                Vice President - Finance and CFO,
                                Secretary, Principal Financial
                                and Accounting Officer